UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2011 (May 12, 2011)

BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip code)

(615) 844-1280
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 12, 2011, BioMimetic Therapeutics, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration’s Orthopedic and Rehabilitation Devices Panel of the Medical Devices Advisory Committee voted favorably on Augment™ Bone Graft’s safety, efficacy and benefit to risk profile for its use as an alternative to autograft in hindfoot and ankle fusions.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1  Press Release dated May 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Earl Douglas
Name:	Earl Douglas
Title:	General Counsel
May 13, 2011